Exhibit 99.1

Financial Contact:
Josh Hirsberg
(702) 792-7234
joshhirsberg@boydgaming.com

Media Contact:
David Strow
(702) 792-7386
davidstrow@boydgaming.com

BOYD GAMING REPORTS THIRD-QUARTER 2015 RESULTS

Third-Quarter 2015 Highlights

•	Adjusted EBITDA Increases More Than 20%

•	All Five Segments Grow Net Revenue, Adjusted EBITDA

•	Fourth Consecutive Quarter of Double-Digit Adjusted EBITDA Gains

LAS VEGAS - OCTOBER 22, 2015 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the third quarter ended September 30, 2015.

Boyd Gaming reported third-quarter 2015 net revenues of $546.3 million, an increase of 3.3% from pro forma net revenues of $528.9 million for the same quarter in 2014. Total Adjusted EBITDA(1) was $163.2 million, up 20.5% from the comparable pro forma amount of $135.4 million for the year-ago period. Effective September 30, 2014, the Company deconsolidated Borgata and is accounting for its 50% investment in Borgata by applying the equity method for periods subsequent to that date. The prior-year pro forma amounts reflect the results for Borgata on a comparable equity method basis.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “The positive momentum that began late last year carried into the third quarter, as we continued to deliver strong growth in revenues and profitability. Increased consumer spending and effective marketing programs drove revenue growth across the portfolio, and our efficiency efforts delivered strong flow-through to the bottom line. Additionally, our long-term strategic initiative to enhance amenities in key markets resulted in continued

non-gaming revenue growth. In all, this was another successful quarter for our Company, as we continued to generate increased value for our shareholders.”

Adjusted Earnings(1) for the third quarter 2015 were $30.4 million, or $0.27 per share, compared to $0.3 million, or breakeven on a per-share basis, for the same period in 2014. The calculations of Adjusted Earnings, Adjusted Earnings per share, and pro forma results reflecting Borgata on a comparable basis for all periods are presented in tables at the end of this press release.

On a GAAP basis, the Company reported net income of $25.4 million, or $0.22 per share, for the third quarter 2015. By comparison, the Company reported a net loss of $15.1 million, or $0.14 per share, for the year-ago period. The prior-year third quarter included a pretax impairment charge of $12.1 million to adjust the value of the Company’s equity ownership in Borgata as a result of its deconsolidation, and a $6.2 million pretax impairment charge to write down certain non-operating assets to their estimated recoverable value. These prior-year charges are not included in Adjusted Earnings or Adjusted Earnings per share.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Key Operations Review

Las Vegas Locals
In the Las Vegas Locals segment, third-quarter 2015 net revenues increased 4.8% to $148.0 million, compared to $141.2 million in the year-ago quarter. Third-quarter 2015 Adjusted EBITDA grew 15.0% to $32.3 million, compared to $28.1 million in the third quarter of 2014. Gaming revenue growth continued, while non-gaming revenues increased for the ninth consecutive quarter. Adjusted EBITDA benefited from continued operating efficiencies, as margins improved by nearly 200 basis points across the segment. All four major Locals properties achieved year-over-year revenue and Adjusted EBITDA gains, led by particularly strong performances at The Orleans and Gold Coast.

Downtown Las Vegas
In the Downtown Las Vegas segment, net revenues rose $3.3 million to $56.7 million, compared to $53.4 million in the third quarter of 2014. Adjusted EBITDA was $10.1 million, up $3.8 million from $6.3 million in the year-ago quarter. Revenue growth was driven by continued gains in pedestrian traffic throughout the area, as well as strength in the Company’s Hawaiian business. Adjusted EBITDA benefitted from revenue growth, strong flow-through, and the positive impact of lower fuel costs at the Company’s Hawaiian charter service.

Midwest and South; Peninsula
In the Midwest and South segment, net revenues were $215.8 million, an increase of 2.4% from $210.7 million in the third quarter of 2014. Adjusted EBITDA increased 16.3% to $50.7 million, compared to $43.6 million in the year-ago period.

The Peninsula segment reported net revenues of $125.8 million, up 1.8% from $123.6 million in the third quarter of 2014. Adjusted EBITDA was $45.6 million, increasing 6.4% from $42.9 million in the year-ago period.

Continued growth in customer spending drove increased revenues and Adjusted EBITDA across the two business segments. Additionally, refinements to operations and marketing programs led to margin improvement of more than 230 basis points across the Midwest and South and Peninsula segments.

Borgata
Borgata reported third-quarter 2015 net revenues of $237.5 million, increasing 13.1% from $209.9 million in the year-ago period. Adjusted EBITDA was $76.0 million, up 33.5% from $56.9 million in the third quarter of 2014.

Due to its deconsolidation, the Company now applies the equity method of accounting to its 50% investment in Borgata. The Company’s share of Borgata’s Adjusted EBITDA was $38.0 million for the third quarter of 2015 as compared to pro forma Adjusted EBITDA of $28.4 million in the prior-year period.

Borgata achieved its highest quarterly Adjusted EBITDA ever, driven by revenue growth throughout the operations, strong flow-through, and higher table game hold. Gross gaming revenue increased nearly 14%, including an 11% increase in slot volume. Additionally, online gaming contributed $3.4 million to Adjusted EBITDA during the quarter.

Borgata’s third-quarter results were impacted by pretax losses on the early extinguishment of debt of $17.8 million, primarily related to the redemption of its 9.875% Senior Secured Notes due 2018. In addition, Borgata’s income tax provision for the third quarter of 2015 was favorably impacted by the resolution of certain state income tax issues, which resulted in a $9.5 million reduction in the provision.

Balance Sheet Statistics
As of September 30, 2015, Boyd Gaming had cash on hand of $125.0 million, including $26.2 million related to Peninsula. Total debt was $3.34 billion, of which $1.02 billion was related to Peninsula. As a result of the deconsolidation, Borgata’s cash and debt balances are no longer included in the Company’s balance sheet. Borgata had cash on hand of $28.1 million and total debt of $677.2 million at September 30, 2015.

Full Year 2015 Guidance
Based on third-quarter results and continued positive trends in the business, the Company is raising its previously provided guidance for the full year 2015. The Company now projects Adjusted EBITDA, including 50% of Borgata’s Adjusted EBITDA, of $610 million to $620 million.

Conference Call Information
Boyd Gaming will host its conference call to discuss third-quarter 2015 results today, October 22, at 5:00 p.m. Eastern. The conference call number is (888) 317-6003, passcode 7474076. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com or: https://www.webcaster4.com/Webcast/Page/964/11099

Following the call’s completion, a replay will be available by dialing (877) 344-7529 today, October 22, beginning at 7:00 p.m. Eastern and continuing through Thursday, October 29, at 11:59 p.m. Eastern. The conference number for the replay will be 10074443. The replay will also be available on the Internet at www.boydgaming.com

BOYD GAMING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2015	2014	2015	2014
Revenues
Gaming	$457,397	$631,668	$1,390,734	$1,859,339
Food and beverage	76,713	115,072	230,918	332,068
Room	41,649	75,330	123,334	210,072
Other	32,379	44,441	92,706	124,574
Gross revenues	608,138	866,511	1,837,692	2,526,053
Less promotional allowances	61,825	127,668	180,934	356,327
Net revenues	546,313	738,843	1,656,758	2,169,726
Operating costs and expenses
Gaming	225,653	294,118	677,036	867,506
Food and beverage	41,900	61,511	126,380	179,976
Room	10,765	14,679	31,494	42,330
Other	21,548	33,554	60,938	91,708
Selling, general and administrative	79,954	113,436	242,656	349,494
Maintenance and utilities	29,030	45,050	80,965	131,337
Depreciation and amortization	51,345	66,168	155,251	198,245
Corporate expense	15,009	15,064	52,013	52,605
Preopening expenses	1,434	1,262	2,769	3,836
Impairments of assets	—	18,279	1,065	20,205
Asset transactions costs	80	3,064	1,449	5,078
Other operating items, net	172	(1,116)	342	(1,863)
Total operating costs and expenses	476,890	665,069	1,432,358	1,940,457
Boyd's share of Borgata's operating income (a)	31,107	—	57,870	—
Operating income	100,530	73,774	282,270	229,269
Other expense (income)
Interest income	(460)	(466)	(1,396)	(1,412)
Interest expense, net of amounts capitalized	56,558	75,420	170,624	226,219
Loss on early extinguishments of debt	863	71	32,333	1,129
Other, net	1,753	116	3,641	498
Boyd's share of Borgata's non-operating items, net (a)	12,681	—	29,454	—
Total other expense, net	71,395	75,141	234,656	226,434
Income (loss) before income taxes	29,135	(1,367)	47,614	2,835
Income taxes benefit (provision)	(3,710)	(1,961)	6,489	(12,050)
Net income (loss)	25,425	(3,328)	54,103	(9,215)
Net income attributable to noncontrolling interest (a)	—	(11,777)	—	(11,403)
Net income (loss) attributable to Boyd Gaming Corporation	$25,425	$(15,105)	$54,103	$(20,618)

Basic net income (loss) per common share	$0.23	$(0.14)	$0.48	$(0.19)
Weighted average basic shares outstanding	112,608	109,923	112,100	109,854

Diluted net income (loss) per common share	$0.22	$(0.14)	$0.48	$(0.19)
Weighted average diluted shares outstanding	113,375	109,923	112,930	109,854
_______________________________________________

(a) Due to the deconsolidation of Borgata on September 30, 2014, the Company has accounted for its 50% investment in Borgata by applying the equity method for the three and nine months ended September 30, 2015. For the three and nine months ended September 30, 2014, Boyd Gaming consolidated the financial results of Borgata. Please see the unaudited pro forma financial results also presented in this release for a comparison of Boyd Gaming’s financial results reflecting Borgata on the equity method for all periods presented.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (a)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2015	2014	2015	2014
Net Revenues by Reportable Segment
Las Vegas Locals	$148,022	$141,207	$451,356	$440,920
Downtown Las Vegas	56,685	53,379	171,723	164,664
Midwest and South	215,799	210,732	651,341	631,472
Peninsula	125,807	123,579	382,338	373,606
Borgata (b)	—	209,946	—	559,064
Net revenues	$546,313	$738,843	$1,656,758	$2,169,726

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$32,261	$28,052	$113,313	$104,640
Downtown Las Vegas	10,144	6,315	33,128	24,193
Midwest and South	50,717	43,593	153,478	129,890
Peninsula	45,630	42,875	141,157	132,918
Wholly owned property Adjusted EBITDA	138,752	120,835	441,076	391,641
Corporate expense (c)	(13,581)	(13,848)	(45,000)	(42,643)
Wholly owned Adjusted EBITDA	125,171	106,987	396,076	348,998
Borgata (b)	37,987	56,873	79,163	119,917
Adjusted EBITDA	163,158	163,860	475,239	468,915

Other operating costs and expenses
Deferred rent	857	903	2,573	2,714
Depreciation and amortization	51,345	66,168	155,251	198,245
Preopening expenses	1,434	1,262	2,769	3,836
Share-based compensation expense	1,860	1,526	8,227	11,431
Impairments of assets	—	18,279	1,065	20,205
Asset transactions costs	80	3,064	1,449	5,078
Other operating items, net	172	(1,116)	342	(1,863)
Boyd's share of Borgata's other operating costs and expenses	6,880	—	21,293	—
Total other operating costs and expenses	62,628	90,086	192,969	239,646
Operating income	100,530	73,774	282,270	229,269
Other expense (income)
Interest income	(460)	(466)	(1,396)	(1,412)
Interest expense, net of amounts capitalized	56,558	75,420	170,624	226,219
Loss on early extinguishments of debt	863	71	32,333	1,129
Other, net	1,753	116	3,641	498
Boyd's share of Borgata's non-operating items, net	12,681	—	29,454	—
Total other expense, net	71,395	75,141	234,656	226,434
Income (loss) before income taxes	29,135	(1,367)	47,614	2,835
Income taxes benefit (provision)	(3,710)	(1,961)	6,489	(12,050)
Net income (loss)	25,425	(3,328)	54,103	(9,215)
Net income attributable to noncontrolling interest	—	(11,777)	—	(11,403)
Net income (loss) attributable to Boyd Gaming Corporation	$25,425	$(15,105)	$54,103	$(20,618)
_______________________________________________

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (a)
(Unaudited)
(Continued)

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) The following table reflects the financial results of Borgata as reported by Boyd Gaming in its financial statements under the respective method of accounting for the indicated period. For the three and nine months ended September 30, 2015, Boyd Gaming accounted for its 50% investment in Borgata by applying the equity method. For the three and nine months ended September 30, 2014, Boyd Gaming consolidated the financial results of the Borgata.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2015	2014	2015	2014
Revenues reported for Borgata
Consolidated	$—	$209,946	$—	$559,064
Equity Method	—	—	—	—
Total	$—	$209,946	$—	$559,064

Adjusted EBITDA reported for Borgata
Consolidated	$—	$56,873	$—	$119,917
Equity Method	37,987	—	79,163	—
Total	$37,987	$56,873	$79,163	$119,917

(c) Reconciliation of corporate expense:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2015	2014	2015	2014
Corporate expense as reported on Consolidated Statements of Operations	$15,009	$15,064	$52,013	$52,605
Corporate share-based compensation expense	(1,428)	(1,216)	(7,013)	(9,962)
Corporate expense as reported on the above table	$13,581	$13,848	$45,000	$42,643

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Net Income (Loss) to Adjusted Earnings and Net Income (Loss) Per Share to
Adjusted Earnings Per Share (a)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2015	2014	2015	2014
Net income (loss) attributable to Boyd Gaming Corporation	$25,425	$(15,105)	$54,103	$(20,618)
Pretax adjustments related to Boyd Gaming:
Preopening expenses	1,434	1,262	2,769	3,567
Loss on early extinguishments of debt	863	71	32,333	1,129
Impairments of assets	—	18,279	1,065	20,205
Asset transactions costs	80	2,689	1,449	4,704
Other operating items, net	172	593	342	248
Other, net	1,753	116	3,641	411

Pretax adjustments related to Borgata (b):
Preopening expenses	—	—	—	269
Loss on early extinguishments of debt	8,919	—	9,436	—
Valuation adjustments related to consolidation, net	—	(633)	—	(1,901)
Asset transactions costs	—	375	—	374
Other operating items, net	(227)	(1,709)	(607)	(2,111)
Total adjustments	12,994	21,043	50,428	26,895

Income tax effect for above adjustments	(782)	(6,608)	(2,571)	(6,545)
Impact of tax audit settlements on provision	(7,232)	—	(30,428)	—
Impact on noncontrolling interest, net	—	983	—	1,686
Adjusted earnings	$30,405	$313	$71,532	$1,418

Net income (loss) per share attributable to Boyd Gaming Corporation	$0.22	$(0.14)	$0.48	$(0.19)
Pretax adjustments related to Boyd Gaming:
Preopening expenses	0.01	0.01	0.02	0.03
Loss on early extinguishments of debt	0.01	—	0.29	0.01
Impairments of assets	—	0.17	0.01	0.19
Asset transactions costs	—	0.03	0.01	0.05
Other operating items, net	—	—	—	—
Other, net	0.02	—	0.03	—

Pretax adjustments related to Borgata (b):
Preopening expenses	—	—	—	—
Loss on early extinguishments of debt	0.08	—	0.08	—
Valuation adjustments related to consolidation, net	—	(0.01)	—	(0.02)
Asset transactions costs	—	—	—	—
Other operating items, net	—	(0.01)	—	(0.02)
Total adjustments	0.12	0.19	0.44	0.24

Income tax effect for above adjustments	(0.01)	(0.06)	(0.02)	(0.06)
Impact of tax audit settlements on provision	(0.06)	—	(0.27)	—
Impact on noncontrolling interest, net	—	0.01	—	0.02
Adjusted earnings per share	$0.27	$—	$0.63	$0.01

Weighted average shares outstanding	113,375	110,827	112,930	110,780
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.
(b) For periods after the September 30, 2014, date of Borgata's deconsolidation, the calculation includes Boyd's share of the adjusting items. Prior to this date, the calculation includes 100% of the adjusting items for Borgata.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended September 30, 2015 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$340,593	$116,804	$—	$457,397
Food and beverage	67,182	9,531	—	76,713
Room	41,649	—	—	41,649
Other	32,439	4,732	(4,792)	32,379
Gross revenues	481,863	131,067	(4,792)	608,138
Less promotional allowances	56,565	5,260	—	61,825
Net revenues	425,298	125,807	(4,792)	546,313
Operating costs and expenses
Gaming	171,366	54,287	—	225,653
Food and beverage	35,576	6,324	—	41,900
Room	10,765	—	—	10,765
Other	18,512	7,828	(4,792)	21,548
Selling, general and administrative	67,062	12,892	—	79,954
Maintenance and utilities	25,392	3,638	—	29,030
Depreciation and amortization	33,914	17,431	—	51,345
Corporate expense	14,532	477	—	15,009
Preopening expenses	1,315	119	—	1,434
Impairments of assets	—	—	—	—
Asset transactions costs	(40)	120	—	80
Other operating items, net	172	—	—	172
Total costs and expenses	378,566	103,116	(4,792)	476,890
Boyd's share of Borgata's operating income	31,107	—	—	31,107
Operating income	77,839	22,691	—	100,530
Other expense (income)
Interest income	—	(460)	—	(460)
Interest expense, net of amounts capitalized	38,374	18,184	—	56,558
Loss on early extinguishments of debt	444	419	—	863
Other, net	1,639	114	—	1,753
Boyd's share of Borgata's non-operating expenses, net	12,681	—	—	12,681
Total other expense, net	53,138	18,257	—	71,395
Income (loss) before income taxes	24,701	4,434	—	29,135
Income taxes benefit (provision)	838	(4,548)	—	(3,710)
Net income (loss)	25,539	(114)	—	25,425
Net income attributable to noncontrolling interest	—	—	—	—
Net income (loss) attributable to Boyd Gaming Corporation	$25,539	$(114)	$—	$25,425

Basic net income per common share				$0.23
Weighted average basic shares outstanding				112,608

Diluted net income per common share				$0.22
Weighted average diluted shares outstanding				113,375
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended September 30, 2014 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$329,769	$114,343	$—	$444,112	$187,556	$—	$631,668
Food and beverage	66,028	9,330	—	75,358	39,714	—	115,072
Room	39,706	—	—	39,706	35,624	—	75,330
Other	31,103	4,892	(4,608)	31,387	13,054	—	44,441
Gross revenues	466,606	128,565	(4,608)	590,563	275,948	—	866,511
Less promotional allowances	56,679	4,987	—	61,666	66,002	—	127,668
Net revenues	409,927	123,578	(4,608)	528,897	209,946	—	738,843
Operating costs and expenses
Gaming	168,581	54,514	—	223,095	71,023	—	294,118
Food and beverage	35,325	6,463	—	41,788	19,723	—	61,511
Room	10,382	—	—	10,382	4,297	—	14,679
Other	18,877	8,346	(4,608)	22,615	10,939	—	33,554
Selling, general and administrative	68,995	12,468	—	81,463	31,973	—	113,436
Maintenance and utilities	26,417	3,517	—	29,934	15,116	—	45,050
Depreciation and amortization	33,386	18,644	—	52,030	14,138	—	66,168
Corporate expense	14,523	541	—	15,064	—	—	15,064
Preopening expenses	1,192	70	—	1,262	—	—	1,262
Impairments of assets	18,279	—	—	18,279	—	—	18,279
Asset transactions costs	2,494	195	—	2,689	375	—	3,064
Other operating items, net	593	—	—	593	(1,709)	—	(1,116)
Total costs and expenses	399,044	104,758	(4,608)	499,194	165,875	—	665,069
Boyd's share of Borgata's operating income	22,036	—	—	22,036	—	(22,036)	—
Operating income	32,919	18,820	—	51,739	44,071	(22,036)	73,774
Other expense (income)
Interest income	(1)	(465)	—	(466)	—	—	(466)
Interest expense, net of amounts capitalized	38,452	19,159		57,611	17,809	—	75,420
Loss on early extinguishments of debt	1	70	—	71	—	—	71
Other, net	38	78	—	116	—	—	116
Boyd's share of Borgata's non-operating expenses, net	10,259	—	—	10,259	—	(10,259)	—
Total other expense, net	48,749	18,842	—	67,591	17,809	(10,259)	75,141
Income (loss) before income taxes	(15,830)	(22)	—	(15,852)	26,262	(11,777)	(1,367)
Income taxes provision	7,843	(7,096)	—	747	(2,708)	—	(1,961)
Net income (loss)	(7,987)	(7,118)	—	(15,105)	23,554	(11,777)	(3,328)
Net income attributable to noncontrolling interest	—	—	—	—	—	(11,777)	(11,777)
Net income (loss) attributable to Boyd Gaming Corporation	$(7,987)	$(7,118)	$—	$(15,105)	$23,554	$(23,554)	$(15,105)

Basic net loss per common share				$(0.14)			$(0.14)
Weighted average basic shares outstanding				109,923			109,923

Diluted net loss per common share				$(0.14)			$(0.14)
Weighted average diluted shares outstanding				109,923			109,923
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Nine Months Ended September 30, 2015 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$1,035,954	$354,780	$—	$1,390,734
Food and beverage	201,694	29,224	—	230,918
Room	123,334	—	—	123,334
Other	93,802	13,577	(14,673)	92,706
Gross revenues	1,454,784	397,581	(14,673)	1,837,692
Less promotional allowances	165,691	15,243	—	180,934
Net revenues	1,289,093	382,338	(14,673)	1,656,758
Operating costs and expenses
Gaming	512,612	164,424	—	677,036
Food and beverage	107,330	19,050	—	126,380
Room	31,494	—	—	31,494
Other	52,535	23,076	(14,673)	60,938
Selling, general and administrative	203,517	39,139	—	242,656
Maintenance and utilities	70,799	10,166	—	80,965
Depreciation and amortization	103,731	51,520	—	155,251
Corporate expense	50,784	1,229	—	52,013
Preopening expenses	2,649	120	—	2,769
Impairments of assets	1,065	—	—	1,065
Asset transactions costs	678	771	—	1,449
Other operating items, net	242	100	—	342
Total costs and expenses	1,137,436	309,595	(14,673)	1,432,358
Boyd's share of Borgata's operating income	57,870	—	—	57,870
Operating income	209,527	72,743	—	282,270
Other expense (income)
Interest income	(4)	(1,392)	—	(1,396)
Interest expense, net of amounts capitalized	115,345	55,279	—	170,624
Loss on early extinguishments of debt	30,452	1,881	—	32,333
Other, net	3,341	300	—	3,641
Boyd's share of Borgata's non-operating expenses, net	29,454	—	—	29,454
Total other expense, net	178,588	56,068	—	234,656
Income before income taxes	30,939	16,675	—	47,614
Income taxes benefit (provision)	20,034	(13,545)	—	6,489
Net income	50,973	3,130	—	54,103
Net income attributable to noncontrolling interest	—	—	—	—
Net income attributable to Boyd Gaming Corporation	$50,973	$3,130	$—	$54,103

Basic net income per common share				$0.48
Weighted average basic shares outstanding				112,100

Diluted net income per common share				$0.48
Weighted average diluted shares outstanding				112,930
_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Nine Months Ended September 30, 2014 (a)
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (b)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$1,005,063	$346,435	$—	$1,351,498	$507,841	$—	$1,859,339
Food and beverage	198,848	28,388	—	227,236	104,832	—	332,068
Room	119,277	—	—	119,277	90,795	—	210,072
Other	93,135	13,615	(14,109)	92,641	31,933	—	124,574
Gross revenues	1,416,323	388,438	(14,109)	1,790,652	735,401	—	2,526,053
Less promotional allowances	165,156	14,834	—	179,990	176,337	—	356,327
Net revenues	1,251,167	373,604	(14,109)	1,610,662	559,064	—	2,169,726
Operating costs and expenses
Gaming	503,339	164,680	—	668,019	199,487	—	867,506
Food and beverage	107,599	18,714	—	126,313	53,663	—	179,976
Room	31,556	—	—	31,556	10,774	—	42,330
Other	55,876	23,859	(14,109)	65,626	26,082	—	91,708
Selling, general and administrative	210,129	37,435	—	247,564	101,930	—	349,494
Maintenance and utilities	74,019	10,108	—	84,127	47,210	—	131,337
Depreciation and amortization	100,683	55,433	—	156,116	42,129	—	198,245
Corporate expense	51,257	1,348	—	52,605	—	—	52,605
Preopening expenses	2,888	679	—	3,567	269	—	3,836
Impairments of assets	20,205	—	—	20,205	—	—	20,205
Asset transactions costs	4,389	315	—	4,704	374	—	5,078
Other operating items, net	165	83	—	248	(2,111)	—	(1,863)
Total costs and expenses	1,162,105	312,654	(14,109)	1,460,650	479,807	—	1,940,457
Boyd's share of Borgata's operating income	39,629	—	—	39,629	—	(39,629)	—
Operating income	128,691	60,950	—	189,641	79,257	(39,629)	229,269
Other expense (income)
Interest income	(4)	(1,408)	—	(1,412)	—	—	(1,412)
Interest expense, net of amounts capitalized	115,240	57,652		172,892	53,327		226,219
Loss on early extinguishments of debt	—	1,129	—	1,129	—	—	1,129
Other, net	403	95	—	498	—	—	498
Boyd's share of Borgata's non-operating expenses, net	28,226	—	—	28,226	—	(28,226)	—
Total other expense, net	143,865	57,468	—	201,333	53,327	(28,226)	226,434
Income (loss) before income taxes	(15,174)	3,482	—	(11,692)	25,930	(11,403)	2,835
Income taxes provision	2,457	(11,383)	—	(8,926)	(3,124)	—	(12,050)
Net income (loss)	(12,717)	(7,901)	—	(20,618)	22,806	(11,403)	(9,215)
Net income attributable to noncontrolling interest	—	—	—	—	—	(11,403)	(11,403)
Net income (loss) attributable to Boyd Gaming Corporation	$(12,717)	$(7,901)	$—	$(20,618)	$22,806	$(22,806)	$(20,618)

Basic net loss per common share				$(0.19)			$(0.19)
Weighted average basic shares outstanding				109,854			109,854

Diluted net loss per common share				$(0.19)			$(0.19)
Weighted average diluted shares outstanding				109,854			109,854

_______________________________________________

(a) See note (a) on Condensed Consolidated Statements of Operations.

(b) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

MARINA DISTRICT DEVELOPMENT COMPANY, LLC
dba BORGATA HOTEL CASINO AND SPA
CONSOLIDATED STATEMENTS OF OPERATIONS (a)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2015	2014	2015	2014
Revenues
Gaming	$213,616	$187,556	$549,021	$507,841
Food and beverage	40,660	39,714	111,520	104,832
Room	35,606	35,624	93,559	90,795
Other	13,707	13,054	32,614	31,933
Gross revenues	303,589	275,948	786,714	735,401
Less promotional allowances	66,128	66,002	175,501	176,337
Net revenues	237,461	209,946	611,213	559,064
Operating costs and expenses
Gaming	75,019	71,023	208,995	199,487
Food and beverage	19,451	19,723	56,285	53,663
Room	4,011	4,297	11,070	10,774
Other	13,307	10,939	29,651	26,082
Selling, general and administrative	34,611	31,973	101,287	101,930
Maintenance and utilities	15,088	15,069	45,599	47,068
Depreciation and amortization	14,212	14,819	43,802	44,173
Preopening expenses	—	—	—	269
Other operating items, net	(451)	(1,334)	(1,216)	(1,737)
Total operating costs and expenses	175,248	166,509	495,473	481,709
Operating income	62,213	43,437	115,740	77,355
Other expense
Interest expense, net of amounts capitalized	14,223	17,809	47,187	53,327
Loss on early extinguishments of debt	17,838	—	18,873	—
Total other expense	32,061	17,809	66,060	53,327
Income before state income taxes	30,152	25,628	49,680	24,028
State income tax benefit (expense)	6,698	(2,651)	7,151	(2,953)
Net income	$36,850	$22,977	$56,831	$21,075

Reconciliation of Adjusted EBITDA to Operating Income (a)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2015	2014	2015	2014
Adjusted EBITDA	$75,974	$56,922	$158,326	$120,060
Less:
Depreciation and amortization	14,212	14,819	43,802	44,173
Preopening expenses	—	—	—	269
Other operating items, net	(451)	(1,334)	(1,216)	(1,737)
Operating income	$62,213	$43,437	$115,740	$77,355
_______________________________________________

(a) These financial statements present the financial results reported by Borgata on a standalone basis and do not include consolidation adjustments recorded by Boyd Gaming during the period that Boyd Gaming consolidated Borgata.

Boyd Gaming Corporation
Unaudited Supplemental Pro Forma Information

Boyd Gaming Corporation (“Boyd Gaming”) and MGM Resorts International ("MGM") each originally held a 50% interest in Marina District Development Holding Co., LLC ("Holding Company"). Holding Company owns all the equity interests in Marina District Development Company, LLC, d.b.a. Borgata Hotel Casino and Spa ("Borgata"). Boyd Gaming is the managing member of Holding Company and is responsible for the day-to-day operations of Borgata.

In February 2010, Boyd Gaming entered into an agreement with MGM to amend the operating agreement to, among other things, facilitate the transfer of MGM's interest in Holding Company ("MGM Interest") to a divestiture trust (the "Divestiture Trust") established for the purpose of selling the MGM Interest to a third party. The proposed sale of the MGM Interest through the Divestiture Trust was part of a then-proposed settlement agreement between MGM and the New Jersey Department of Gaming Enforcement (the "NJDGE").

On March 17, 2010, MGM announced that its settlement agreement with the NJDGE had been approved by the New Jersey Casino Control Commission ("NJCCC"). MGM transferred the MGM Interest into the Divestiture Trust on March 24, 2010, and Boyd Gaming determined that it had control, as defined in the relevant accounting literature, of Holding Company and commenced consolidating the business as of that date. Subsequent to a Joint Petition of MGM, Boyd Gaming and Holding Company, on February 13, 2013, the NJCCC approved amendments to the settlement agreement which permitted MGM to file an application for a statement of compliance, which, if approved, would permit MGM to reacquire its interest in Holding Company.

The NJCCC approved MGM’s application for licensure on September 10, 2014. On September 30, 2014, the Divestiture Trust was dissolved and MGM reacquired its Borgata ownership interest and its substantive participation rights in the management of Borgata. As a result, Boyd Gaming deconsolidated Borgata as of the close of business on September 30, 2014, and is accounting for its investment in Borgata applying the equity method for periods subsequent to the deconsolidation.

The following unaudited supplemental information presents Boyd Gaming's financial results for three and nine months ended September 30, 2015 and pro forma financial results for the three and nine months ended September 30, 2014. The prior year unaudited pro forma financial statements give effect to:

•	the deconsolidation by Boyd Gaming of Holding Company, and

•	the recording by Boyd Gaming using the equity method of accounting for its 50% share of the operating results of Holding Company for the periods presented,

and assumes that these transactions occurred as of January 1, 2014.

The unaudited supplemental pro forma information has been prepared based upon currently available information and assumptions that are deemed appropriate by Boyd Gaming’s management. The pro forma information is for informational purposes only and is not intended to be indicative of Boyd Gaming's actual results that would have been reported had the transactions occurred on the date indicated, nor does the information represent a forecast of Boyd Gaming's financial results for any future period.

BOYD GAMING CORPORATION
SUPPLEMENTAL PRO FORMA INFORMATION
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share data)	2015	2014	2015	2014
Revenues
Gaming	$457,397	$444,112	$1,390,734	$1,351,498
Food and beverage	76,713	75,358	230,918	227,236
Room	41,649	39,706	123,334	119,277
Other	32,379	31,387	92,706	92,641
Gross revenues	608,138	590,563	1,837,692	1,790,652
Less promotional allowances	61,825	61,666	180,934	179,990
Net revenues	546,313	528,897	1,656,758	1,610,662
Operating costs and expenses
Gaming	225,653	223,095	677,036	668,019
Food and beverage	41,900	41,788	126,380	126,313
Room	10,765	10,382	31,494	31,556
Other	21,548	22,615	60,938	65,626
Selling, general and administrative	79,954	81,463	242,656	247,564
Maintenance and utilities	29,030	29,934	80,965	84,127
Depreciation and amortization	51,345	52,030	155,251	156,116
Corporate expense	15,009	15,064	52,013	52,605
Preopening expenses	1,434	1,262	2,769	3,567
Impairments of assets	—	18,279	1,065	20,205
Asset transactions costs	80	2,689	1,449	4,704
Other operating items, net	172	593	342	248
Total operating costs and expenses	476,890	499,194	1,432,358	1,460,650
Boyd's share of Borgata's operating income	31,107	22,036	57,870	39,629
Operating income	100,530	51,739	282,270	189,641
Other expense (income)
Interest income	(460)	(466)	(1,396)	(1,412)
Interest expense, net of amounts capitalized	56,558	57,611	170,624	172,892
Loss on early extinguishments of debt	863	71	32,333	1,129
Other, net	1,753	116	3,641	498
Boyd's share of Borgata's non-operating items, net	12,681	10,259	29,454	28,226
Total other expense, net	71,395	67,591	234,656	201,333
Income (loss) before income taxes	29,135	(15,852)	47,614	(11,692)
Income taxes benefit (provision)	(3,710)	747	6,489	(8,926)
Net income (loss) attributable to Boyd Gaming Corporation	$25,425	$(15,105)	$54,103	$(20,618)

Basic net income (loss) per common share	$0.23	$(0.14)	$0.48	$(0.19)
Weighted average basic shares outstanding	112,608	109,923	112,100	109,854

Diluted net income (loss) per common share	$0.22	$(0.14)	$0.48	$(0.19)
Weighted average diluted shares outstanding	113,375	109,923	112,930	109,854

BOYD GAMING CORPORATION
SUPPLEMENTAL PRO FORMA INFORMATION
Reconciliation of Pro Forma Adjusted EBITDA to Pro Forma Operating Income
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2015	2014	2015	2014
Net Revenues by Reportable Segment
Las Vegas Locals	$148,022	$141,207	$451,356	$440,920
Downtown Las Vegas	56,685	53,379	171,723	164,664
Midwest and South	215,799	210,732	651,341	631,472
Peninsula	125,807	123,579	382,338	373,606
Net revenues	$546,313	$528,897	$1,656,758	$1,610,662

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$32,261	$28,052	$113,313	$104,640
Downtown Las Vegas	10,144	6,315	33,128	24,193
Midwest and South	50,717	43,593	153,478	129,890
Peninsula	45,630	42,875	141,157	132,918
Wholly owned property Adjusted EBITDA	138,752	120,835	441,076	391,641
Corporate expense	(13,581)	(13,848)	(45,000)	(42,643)
Wholly owned Adjusted EBITDA	125,171	106,987	396,076	348,998
Boyd's share of Borgata's Adjusted EBITDA	37,987	28,436	79,163	59,959
Adjusted EBITDA	163,158	135,423	475,239	408,957

Other operating costs and expenses
Deferred rent	857	903	2,573	2,714
Depreciation and amortization	51,345	52,030	155,251	156,116
Preopening expenses	1,434	1,262	2,769	3,567
Share-based compensation expense	1,860	1,526	8,227	11,431
Impairments of assets	—	18,279	1,065	20,205
Asset transactions costs	80	2,689	1,449	4,704
Other operating items, net	172	593	342	248
Boyd's share of Borgata's operating costs and expenses	6,880	6,402	21,293	20,331
Total other operating costs and expenses	62,628	83,684	192,969	219,316
Operating income	100,530	51,739	282,270	189,641
Other expense (income)
Interest income	(460)	(466)	(1,396)	(1,412)
Interest expense, net of amounts capitalized	56,558	57,611	170,624	172,892
Loss on early extinguishments of debt	863	71	32,333	1,129
Other, net	1,753	116	3,641	498
Boyd's share of Borgata's non-operating items, net	12,681	10,259	29,454	28,226
Total other expense, net	71,395	67,591	234,656	201,333
Income (loss) before income taxes	29,135	(15,852)	47,614	(11,692)
Income taxes benefit (provision)	(3,710)	747	6,489	(8,926)
Net income (loss) attributable to Boyd Gaming Corporation	$25,425	$(15,105)	$54,103	$(20,618)

Non-GAAP Financial Measures
Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance. We do not provide a reconciliation of forward-looking non-GAAP financial measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

EBITDA and Adjusted EBITDA
EBITDA is a commonly used measure of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), provides our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by our management in their financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA is also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, impairments of assets, asset transactions costs and other operating charges, net, and Borgata's preopening expenses and other items and write-downs, net. For periods prior to the September 30, 2014, deconsolidation of Borgata, the calculation of Adjusted EBITDA includes 100% of the adjusting items for Borgata. For periods after the date of deconsolidation, the calculation includes Boyd’s share of the adjusting items. Pro forma EBITDA and pro forma Adjusted EBITDA reflect Borgata on the equity method for all periods presented. Both EBITDA and Adjusted EBITDA include corporate expense.

Adjusted Earnings and Adjusted EPS
Adjusted Earnings is net income (loss) before preopening expenses, asset transactions costs, impairments of assets, certain adjustments to property tax accruals, write-downs and other charges, net, losses on early extinguishments of debt, other non-recurring adjustments, net, valuation adjustments related to the consolidation of Borgata, and the impact on Boyd’s income tax provision of tax audit settlements, and Borgata's preopening expenses and other items, losses on early extinguishments of debt, write-downs, net, and the income tax provision impact of tax audit settlements. For periods prior to the September 30, 2014, deconsolidation of Borgata, the calculation of Adjusted Earnings includes 100% of the adjusting items for Borgata. For periods after the date of deconsolidation, the calculation includes Boyd’s share of the adjusting items. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry.

Limitations on the Use of Non-GAAP Measures
The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, among others, forward-looking statements in this press release include statements regarding: the Company’s statements regarding its long-term strategic initiative to enhance amenities in key markets, the Company's statement regarding the generation of increased value for shareholders, and all of the statements under the heading “Full Year 2015 Guidance.” Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in the Company's operating results; recovery of its properties in various markets; the state of the economy and its effect on consumer spending and the Company's results of operations; the timing for economic recovery, its effect on the Company's business and the local economies where the Company's properties are located; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the fact that the Company's expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming
Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 22 gaming entertainment properties located in Nevada, Illinois, Indiana, Iowa, Kansas, Louisiana, Mississippi and New Jersey. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com